EXHIBIT 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

   This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is entered into effective as of October 28, 2002 (the "Amendment Effective Date"), among GIANT INDUSTRIES, INC., a Delaware corporation (the "Company"), the financial institutions from time to time parties to the Credit Agreement (collectively, the "Lenders"), and BANK OF AMERICA, N.A. as administrative agent (the "Administrative Agent") for the Lenders and as a Lender and as Letter of Credit Issuing Bank. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

   WHEREAS, the Company, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit
Agreement dated as of May 14, 2002 (the "Credit Agreement"); and

   WHEREAS, the Company desires to (i) modify certain financial covenants of the Credit Agreement, (ii) dispose of certain assets pursuant to its business plan, and (iii) modify other provisions of the Credit Agreement. In order to permit such modifications and dispositions, the Company has requested certain amendments to the Credit Agreement as herein set forth, and subject to the terms hereof the Administrative Agent and the Lenders are willing to agree to the Company's requested amendments;

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

   SECTION 1.  Amendments to the Credit Agreement Regarding
Letters of Credit. Subject to satisfaction of the conditions precedent set forth in Section 5(a) of this First Amendment:

   (a)  Amendment to Section 1.01 (Certain Defined Terms).
Section 1.01 of the Credit Agreement is amended by amending the definition of L/C Commitment by substituting "$50,000,000" for "$25,000,000."

   (b)   Amendment to Section 3.01 (Letter of Credit Facility).
The Credit Agreement is amended by amending Section 3.01 thereof by deleting the words "360 days" in subsection (b)(iii)(A) thereof and substituting "365 days" therefor.

   SECTION 2.	Other Amendments to the Credit Agreement.  Subject
to satisfaction of the conditions precedent set forth in Section
5(b) of this First Amendment:

   (a)   Amendment to Section 1.01 (Certain Defined Terms).
Section 1.01 of the Credit Agreement is amended by amending the definition of Applicable Margin in its entirety as follows.

   "Applicable Margin" means with respect to Base Rate
   Loans and Offshore Rate Loans, respectively, (a) from the Execution Date through and including September 30, 2002, the specified percent per annum therefor set forth in Schedule 2.02A corresponding to the applicable pricing level determined in accordance therewith; and (b) at all times on and after October 1, 2002, the specified percent per annum therefor set forth in Schedule 2.02B corresponding to the applicable pricing level determined in accordance therewith."

   (b)   Amendment to Section 1.01 (Certain Defined Terms).
Section 1.01 of the Credit Agreement is amended by amending the definition of Consolidated Funded Indebtedness in its entirety as follows.

   "Consolidated Funded Indebtedness" means, for the Company and its Consolidated Subsidiaries, at any time, without duplication, the sum of: (a) all Indebtedness (other than undrawn or unfunded amounts under outstanding Surety Instruments and Indebtedness of the type described in clause
   (h)(ii) of the definition of Indebtedness), (b) obligations to redeem or purchase any stock or other equity security of the Company or a Subsidiary, and (c) any guaranty obligations in respect of any of the foregoing."

   (c)  Amendment to Section 1.01 (Certain Defined Terms).
Section 1.01 of the Credit Agreement is amended by amending the definition of Fixed Charge Coverage Ratio in its entirety as follows:

   "Fixed Charge Coverage Ratio" means:

      (x) as of any date of determination from the Execution Date through September 30, 2002, and as of any date of determination after January 1, 2004, the ratio of (A) the sum, without duplication, of (i) Consolidated EBITDA for the period of four fiscal quarters ending on such date, plus (ii) Consolidated Rents for such period, plus (iii) to the extent excluded in the calculation of Consolidated EBITDA, Margin Payments made by the Company under the Yorktown Asset Purchase Agreement during such period, minus (iv) Capital Expenditures during such period (excluding Margin Payments treated as Capital Expenditures), minus (v) all taxes measured by income and paid in cash during such period, to
   (B) the sum, without duplication, of (i) Consolidated Interest Expense during such period, plus (ii) Consolidated Rents during such period, plus (iii) scheduled amortization of the Company's and its Subsidiaries' Indebtedness during such period, plus (iv) Margin Payments made by the Company under the Yorktown Asset Purchase Agreement during such period; and

      (y) as of any date of determination from October 1, 2002 through December 31, 2003, the ratio of (A) the sum, without duplication, of (i) Consolidated EBITDA for the period of four fiscal quarters ending on such date, plus (ii) Consolidated Rents for such period, to (B) the sum, without duplication, of (i) Consolidated Interest Expense during such period, plus (ii) Consolidated Rents during such period, plus
   (iii) scheduled amortization of the Company's and its Subsidiaries' Indebtedness during such period, plus (iv) all taxes measured by income and paid in cash during such period.

   With respect to Indebtedness incurred in connection with the Yorktown Acquisition (including Loans hereunder), Consolidated Interest Expense shall be calculated on a pro forma basis for the four fiscal quarters most recently ended as if such Indebtedness had been incurred on the first day of such period."

   (d)  Amendment to Section 1.01 (Certain Defined Terms).
Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate order.

      "Additional Collateral" has the meaning assigned to it in Section 2.14(c) hereof.

      "Additional Collateral Closing" has the meaning assigned to it in Section 2.14(c) hereof.

      "Additional Collateral Closing Deadline" has the meaning assigned to it in Section 2.14(c) hereof.

      "Additional Collateral Documents" has the meaning assigned to it in Section 2.14(c) hereof.

      "Additional Due Diligence Materials" has the meaning assigned to it in Section 2.14(c) hereof.

      "Disposition" means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property (including stock, partnership and other equity interests) by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

      "Insurance Subsidiary" has the meaning assigned to in
   Section 8.04(e) hereof.

      "Net Cash Proceeds" means, with respect to any Disposition, cash (including any cash received by way of deferred payment pursuant to a promissory note or otherwise, as and when received) received by the Company or any of its Subsidiaries in connection with and as consideration therefor, on or after the date of consummation of such transaction, after (i) deduction of Taxes payable in connection with or as a result of such transaction, and (ii) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such transaction (including, without limitation, reasonable attorneys' fees and closing costs incurred in connection with such transaction); provided, however, in the case of Taxes that are deductible under clause (i) above, but which Taxes have not actually been paid or are not yet payable, the Company or any of its Subsidiaries selling such assets may deduct from the cash proceeds an amount (the 'Reserved Amount') equal to the amount reserved in accordance with GAAP as a reasonable estimate for such Taxes so long as, at the time such Taxes are actually paid, the amount, if any, by which the Reserved Amount exceeds the Taxes actually paid shall constitute additional Net Cash Proceeds of such Disposition."

      "Scheduled Assets" means the assets listed on Schedule
   8.02 hereto, which the Company has represented are not subject to any Liens other than Liens in favor of the Lenders.

   (e)  Amendment to Section 2.07 (Borrowing Base
Determinations; Deposit Account Triggering Event; Mandatory
Prepayments of Loans). The Credit Agreement is amended by amending Section 2.07 thereof by adding new subsection (e) thereof as follows:

      "(e) The Company shall, without notice or demand, prepay the outstanding principal amount of the Revolving Loans by an amount equal to the Net Cash Proceeds received from any Disposition of Scheduled Assets within 5 Business Days after receipt of such Net Cash Proceeds, and the provisions of Section 4.04 shall be applicable; provided, that the amount required to be prepaid hereunder shall not exceed $15,000,000 in the aggregate if Net Cash Proceeds from Dispositions of Scheduled Assets exceed such amount; and provided further, that such Mandatory Prepayments shall not reduce the Commitments."

   (f)  Amendment to Section 2.14 (Security and Guaranty).  The
Credit Agreement is amended by adding the following new subsection
(c) to Section 2.14:

      "(c) As additional security for payment of the Obligations, the Company and its Subsidiaries shall grant first priority, perfected Liens in favor of the Administrative Agent or an independent collateral agent or trustee acceptable to the Administrative Agent, as secured party and/or mortgagee, as applicable, for the benefit of the Lenders and the holders of the Yorktown Term Loan on the following property and assets (the "Additional Collateral"): (i) the Bloomfield Refinery including land, improvements and all equipment and fixtures,
   (ii) the Ciniza Refinery including land, improvements and all equipment and fixtures, (iii) the service stations and convenience stores of the Company and its Subsidiaries located in the State of New Mexico listed on Schedule 2.14(c)(iii), (iv) all capital stock, membership interests and other equity interests owned by the Company or any Subsidiary in all domestic Subsidiaries, and (v) all proceeds and products thereof. The Additional Collateral shall constitute part of the Collateral for all purposes of this Agreement. The Company and its Subsidiaries shall (x) execute and deliver or cause to be executed and delivered to the Administrative Agent, and record or cause to be recorded in all applicable recording offices, such mortgages, security agreements, related collateral assignments and financing statements, and such other documents, amendments, consents and instruments (the "Additional Collateral Documents") as the Administrative Agent shall request, all such Additional Collateral Documents to be in form and substance satisfactory to the Administrative Agent, (y) deliver or cause to be delivered, at the Company's sole expense, to the Administrative Agent such UCC lien searches, title searches/title reports ("Title Searches/Title Reports"), boundary surveys ("Boundary Surveys"), and opinions of counsel with respect to the Additional Collateral as the Administrative Agent may request, in form and substance satisfactory to the Administrative Agent and the Majority Lenders, and (z) take all other actions necessary or desirable in the opinion of the Administrative Agent to create valid and enforceable, first priority, perfected Liens on the Additional Collateral. The Additional Collateral Documents shall constitute Collateral Documents for all purposes of this Agreement. The Administrative Agent reserves the right to require at any time that the Company furnish, at the Company's sole expense, such environmental assessments and title insurance policies (with such endorsements and coverage as the Administrative Agent shall request), and additional surveys and other due diligence materials (collectively, the "Additional Due Diligence Materials"), each in form and substance satisfactory to the Administrative Agent, with respect to any or all of the Additional Collateral as the Administrative Agent may determine in its sole discretion; provided, that it shall not be a condition to the Additional Collateral Closing that the Company furnish any Additional Due Diligence Materials prior to the Additional Collateral Closing Date. The Company shall promptly pay, or reimburse the Lenders for payment of, all reasonable costs and expenses incurred in connection with consummation of the transaction contemplated by this subsection (c), including without limitation recording and filing fees, stamp and recording taxes, title insurance premiums, and Attorney Costs of the Administrative Agent.
   The holders of the Yorktown Term Loan shall be permitted to share in or otherwise take Liens on the Additional Collateral (but not Liens on any other Collateral), provided that the Agent for the holders of the Yorktown Term Loan and the Administrative Agent shall have entered into an intercreditor agreement providing, inter alia, that (1) all proceeds of Additional Collateral (but not any other Collateral) shall be shared pari passu and pro rata among the Lenders and the holders of the Yorktown Term Loan in proportion determined, in each case, after giving effect to the application of the proceeds of all other collateral held by or for the benefit of the Lenders or the holders of the Yorktown Term Loan, as follows: (aa) as to the Lenders as a group, by dividing the total outstanding Obligations (as the same may be increased as hereinafter provided and including, for sake of clarity, contingent reimbursement obligations under issued but undrawn Letters of Credit) of all Lenders by the sum of the total outstanding Obligations (as the same may be increased as hereinafter provided and including, for sake of clarity, contingent reimbursement obligations under issued but undrawn Letters of Credit) of all Lenders plus the entire outstanding amount of the Yorktown Term Loan (such principal amount thereof not to exceed the unpaid principal amount thereof on the Amendment Effective Date), as of any date of determination, and (bb) as to the holders of the Yorktown
   Term Loan as a group, by dividing the entire outstanding amount of the Yorktown Term Loan (such principal amount thereof not to exceed the unpaid principal amount thereof on the Amendment Effective Date) by the sum of the total outstanding Obligations (as the same may increased as hereinafter provided and including, for sake of clarity, contingent reimbursement obligations under issued but undrawn Letters of Credit) of all Lenders plus the entire outstanding amount of the Yorktown Term Loan (such principal amount thereof not to exceed the unpaid principal amount thereof on the Amendment Effective Date), as of any date of determination, regardless of the time or order of creation or perfection of such Liens, and (2) for so long as the intercreditor agreement is in effect, the Lenders shall not
   (aa) increase the total Commitments under this Agreement by more than $25,000,000 more than the total Commitments in effect on the Amendment Effective Date (nothing herein shall constitute a commitment by any Lender to increase its Commitment), and (yy) increase the advance rates with respect to Eligible Refinery Hydrocarbon Inventory, Eligible
   Lubricants Inventory, or Eligible Accounts Receivable from the levels in effect on the Amendment Effective Date or amend the Borrowing Base to include any components other than Eligible Refinery Hydrocarbon Inventory, Eligible Lubricants Inventory, or Eligible Accounts Receivable. The intercreditor agreement shall contain such other terms and provisions requested by the Administrative Agent and be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

   The Company shall, and shall cause its Subsidiaries to, use its and their best efforts to consummate all transactions contemplated by this subsection (c) including, without limitation, execution and delivery by the holders of the Yorktown Term Loan of an intercreditor agreement in form and substance satisfactory to the Administrative Agent and the Majority Lenders, in a closing (the "Additional Collateral Closing") as promptly as practicable after the Amendment Effective Date; provided, that (i) the Additional Collateral Closing shall occur not later than the date (such date, including any extension thereof as hereinafter provided, the "Additional Collateral Closing Deadline") which is 45 calendar days after the Amendment Effective Date and (ii) the Company shall deliver, or cause to be delivered, the Title Searches/Title Reports and the Boundary Surveys to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, and shall execute and deliver or cause to be executed and delivered to the Administrative Agent, and record or cause to be recorded in all applicable recording offices, such amendments or supplements to the Additional Collateral Documents and such other documents, consents, instruments and opinions as may be required or requested by the Administrative Agent as a result of the information set forth in the Title Searches/Title Reports and the Boundary Surveys not later than the date (such date, including any extension thereof as hereinafter provided, the "Title Report/Boundary Survey Delivery Deadline") which is 90 calendar days after the Amendment Effective Date. The Administrative Agent may, in its sole discretion, grant one extension of the Additional Collateral Closing Deadline and the Title Report/Boundary Survey Delivery Deadline of not more than thirty (30) calendar days if the Administrative Agent is satisfied that the Company and its Subsidiaries have previously used their best efforts to consummate the Additional Collateral Closing and meet the requirements of clause (ii) above within such 45 or 90 calendar days, respectively, as the case may be, and that the Additional Collateral Closing is reasonably likely to be consummated, and the requirements of clause (ii) above are reasonably likely to be met, within such extensions."

   (g)  Amendment to Section 6.17 (Insurance).  The Credit
Agreement is amended by amending Section 6.17 thereof in its entirety as follows.

      "6.17   Insurance.  (a)  The properties and business of
   the Company and its Subsidiaries are insured under insurance policies (the "Policies") with insurance companies ("Insurer" or "Insurers"), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

      (b) Either (i) the Insurers are financially sound and reputable insurance companies that are not Affiliates of the Company, or (ii) the Insurer is a Subsidiary of the Company ("Subsidiary Insurer"), the Subsidiary Insurer has all governmental approvals necessary to operate its business and to comply with this Section 6.17 and Section 7.06(a), the Subsidiary Insurer has in place agreement(s) with financially sound and reputable insurance companies that are not Affiliates of the Company ("Unaffiliated Insurers") providing insurance coverage with such deductibles and covering such risks as required by clause (a) of this Section 6.17, and such agreements provide to the Administrative Agent and the Lenders substantially the same rights as the Administrative Agent and the Lenders would have if the Policies were issued directly by the Unaffiliated Insurers, including without limitation (w) the right to receive notice of cancellation from the Unaffiliated Insurers, (x) clauses or endorsements stating that the interest of and the rights of the Administrative Agent and the Lenders vis-...-vis the Unaffiliated Insurers shall not be impaired or invalidated by any act or neglect of, or any bankruptcy, insolvency, dissolution or other event with respect to, the Company, the Subsidiary Insurer, or any other Subsidiary of the Company, and (z) the right to enforce insurance coverage directly against the Unaffiliated Insurer. The Company has delivered to the Administrative Agent evidence of compliance with the foregoing requirements."

   (h) Amendment to Section 7.01 (Financial Statements). The Credit Agreement is amended by amending Section 7.01 thereof by changing the period at the end of existing subsection (b) thereof to a colon, adding the word "and" at the end of existing subsection (b), and adding the following as new subsection (c) thereto:

      "(c) As soon as available, but not later than 30 days after the end of each month during the term hereof, financial information concerning the Company and its Subsidiaries as of the end of such month, by business line and by region, in form and substance satisfactory to the Administrative Agent and the Majority Lenders."

   (i) Amendment to Section 7.03 (Notices). The Credit Agreement is amended by amending Section 7.03 thereof by changing the period at the end of existing subsection (i) thereof to a colon, adding the word "and" at the end of existing subsection
(i), and adding the following as new subsection (j) thereto:

      "(j) of the Disposition of any Scheduled Assets and the Net Cash Proceeds received therefrom."

   (j)  Amendment to Section 7.06 (Insurance).  The Credit
Agreement is amended by amending subsection (a) of Section 7.06 in its entirety as follows:

      "(a)   The Company shall maintain insurance with respect
   to its properties and business in accordance with the requirements set forth in Section 6.17. Upon request by the Administrative Agent, the Company shall deliver to the Administrative Agent a copy of all Policies and all agreements between any Subsidiary Insurer and any Unaffiliated Insurer(s) (as such terms are defined in Section 6.17), together with such evidence as the Administrative Agent may require demonstrating that the Policies and agreements with Unaffiliated Insurers satisfy the requirements of Section 6.17 and this Section 7.06."

   (k)  Amendment to Section 7.12 (New Subsidiary Guarantors;
New Subsidiary Security Agreements). The Credit Agreement is amended by amending subsection (c) of Section 7.12 in its entirety as follows:

      "(c)  Notwithstanding subsections (a) and (b) of this
   Section 7.12, as long as (i) Navajo Convenient Stores Co., LLC has total assets with a book value of less than $5,000,000 and has not guaranteed any Indebtedness, Navajo Convenient Stores Co., LLC shall not be required to execute a Supplemental Guaranty or a Security Agreement; (ii) Giant Yorktown Holding Company has no assets and has not guaranteed any Indebtedness other than the Subordinated Notes, Giant Yorktown Holding Company shall not be required to execute a Supplemental Guaranty or a Security Agreement; (iii) Giant Southwest Refining has no assets and has not guaranteed any Indebtedness, Giant Southwest Refining Company shall not be required to execute a Supplemental Guaranty or a Security Agreement; and (iv) Insurance Subsidiary has total assets with a book value of less than $250,000 and has not guaranteed any Indebtedness, Insurance Subsidiary shall not be required to execute a Supplemental Guaranty or a Security Agreement."

   (l)  Amendment to Section 7.12 (New Subsidiary Guarantors;
New Subsidiary Security Agreements). The Credit Agreement is amended by amending Section 7.12 to add new subsection (d) as follows:

      "(d) Promptly after formation or acquisition of any new Subsidiary, the Company shall, and shall cause each Subsidiary owning shares, membership interests or other equity interests in such Subsidiary to, (i)execute and deliver to the Administrative Agent a Security Agreement in form and substance satisfactory to the Administrative Agent, creating Liens in all such shares, membership interests or other equity interests in such Subsidiary in favor of the Administrative Agent, the Lenders and the other Swap Providers, together with any certificates evidencing such shares of stock, membership interests or other equity interests, stock powers executed in blank, and such financing statements and other documents and instruments related thereto as the Administrative Agent or the Majority Lender may require, (ii) take all other actions necessary or, in the opinion of the Administrative Agent or the Majority Lenders, desirable to perfect and protect the first priority Liens created by the Collateral Documents, and to enhance the Administrative Agent's ability to preserve and protect its interests in and access to the Collateral; and (iii) furnish the Administrative Agent with a written opinion of counsel in form and substance satisfactory to the Administrative Agent or the Majority Lenders."

   (m)  Amendment (Dispositions Generating Net Cash Proceeds).
The Credit Agreement is amended by adding new Section 7.16 thereto as follows:

      "7.16   Dispositions Generating Net Cash Proceeds.  The
   Company has presented its business plan to the Lenders whereby the Company proposes to Dispose of, for cash, the Scheduled Assets in one or more transactions for not less than an amount that is equal to their fair market value, including Dispositions which are anticipated to generate not less than $15,000,000 in Net Cash Proceeds on or prior to June 30, 2003. The Company covenants and agrees to, and shall cause its Subsidiaries to, consummate a sufficient number of Dispositions of Scheduled Assets after October 1, 2002 and on or prior to June 30, 2003 to generate Net Cash Proceeds of not less than $15,000,000 in the aggregate during such period. If a Deposit Account Triggering Event has occurred, all Net Cash Proceeds of Dispositions shall be deposited in the Concentration Account."

   (n)  Amendment to Section 8.01 (Limitation on Liens).  The
Credit Agreement is amended by amending subsection (a) of Section
8.01 in its entirety as follows:

      "(a) (i) any Lien (other than a Lien on property constituting Collateral) existing on the property of the Company or any Subsidiary on the Execution Date and set forth in Schedule 8.01 securing Indebtedness outstanding on such date, (ii) Liens on the Yorktown Assets described in Schedule
   8.01 owned by Giant Yorktown securing Giant Yorktown's obligations under the Yorktown Term Loan Agreement, and (iii) Liens on the Additional Collateral (but not on any other Collateral) in favor of the holders of the Yorktown Term Loan, securing Giant Yorktown's obligations under the Yorktown Term Loan Agreement, provided, that such Liens shall be subject to the terms of an intercreditor agreement between the agent for the holders of Yorktown Term Loan and the Administrative Agent, such intercreditor agreement to be in form and substance satisfactory to the Administrative Agent and the Majority Lenders."

   (o)  Amendment to Section 8.02 (Disposition of Assets).
Section 8.02 of the Credit Agreement is amended by deleting the word "and" after existing subsection (c), adding the word "unencumbered" before "assets" in each instance where the latter appears in existing subsection (d), renumbering existing subsection (d) as subsection (e), and by adding the following as new subsection (d):

      "(d) Dispositions of the Scheduled Assets by the Company and of its Subsidiaries, in one or more transactions for cash, for not less than an amount that is equal to their fair market value; and"

   (p)  Amendment to Section 8.04 (Loans and Investments).  The
Credit Agreement is amended by amending subsection (c) of Section
8.04 in its entirety as follows:

      "(c) investments by the Company or any of its Subsidiaries in any Subsidiary that, prior to such investment, is a Wholly-Owned Subsidiary;"

   (q)  Amendment to Section 8.04 (Loans and Investments).
Section 8.04 of the Credit Agreement is amended by renumbering existing subsection (e) as subsection (f), by changing the reference in renumbered subsection (f) to subsection "(d)" to subsection "(e)," and by adding the following as new subsection
(e):

      "(e) loans and investments by the Company and its Wholly-Owned Subsidiaries not to exceed $250,000 in the aggregate from and after the Amendment Effective Date in the capital stock, equity interests, and other obligations or securities of a Wholly-Owned Subsidiary (the "Insurance Subsidiary") formed de novo by the Company for the purpose of acquiring property insurance solely for the Company and its Subsidiaries. The Insurance Subsidiary shall take such action as necessary to qualify as a Subsidiary Insurer; and"

   (r) Amendment to Section 8.05 (Limitations on Indebtedness and Contingent Obligations). Section 8.05 of the Credit Agreement is amended by restating subsection (f) thereof in its entirety as follows:

      "(f) Contingent Obligations consisting of endorsements for collections or deposit in the ordinary course of business, and Surety Instruments consisting of surety bonds issued for the account of the Company or any of its Subsidiaries in the ordinary course of business not to exceed
   $15,000,000 in the aggregate at any time outstanding;"

   (s)  Amendment to Section 8.12 (Minimum Consolidated Tangible
Net Worth). Section 8.12 of the Credit Agreement is amended in its entirety as follows:

      "Section 8.12.   Minimum Consolidated Tangible Net
   Worth. From and after October 1, 2002, the Company will maintain at all times Consolidated Tangible Net Worth in an amount not less than the sum of (i) $80,000,000, plus (ii) 50% of Consolidated Net Income computed on a cumulative basis for the period beginning October 1, 2002 and ending on the date of determination (provided that no negative adjustment will be made in the event that Consolidated Net Income is a deficit figure for such period), plus (iii) 75% of the aggregate amount of the net assets (cash or otherwise) received by the Company from the issuance of any class of capital stock after October 1, 2002."

   (t)  Amendment to Section 8.13 (Minimum Fixed Charge Coverage
Ratio). Section 8.13 of the Credit Agreement is amended in its entirety as follows:

      "8.13.   Minimum Fixed Charge Coverage Ratio.  The
   Company shall not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter during each period set forth below to be less than the ratio set forth below opposite such period:

   From October 1, 2002 through June 30, 2003      1.00 to 1.00
   From July 1, 2003 and thereafter                1.10 to 1.00"

   (u)  Amendment to Section 8.14 (Total Leverage Ratio).
Section 8.14 of the Credit Agreement is amended in its entirety as follows:

      "8.14.   Total Leverage Ratio.  The Company shall not
   permit the Total Leverage Ratio at any time during each period set forth below to be greater than the ratio set forth below opposite such period:

   From October 1, 2002 to December 31, 2002      6.50 to 1.00
   From January 1, 2003 to March 31, 2003         7.50 to 1.00
   From April 1, 2003 to June 30, 2003            7.00 to 1.00
   From July 1, 2003 to September 30, 2003        5.50 to 1.00
   From October 1, 2003 to December 31, 2003      4.50 to 1.00
   From January 1, 2004 to March 31, 2004         4.00 to 1.00
   April 1, 2004 and thereafter                   3.75 to 1.00"

   (v)  Amendment (Minimum Quarterly Consolidated EBITDA).  The
Credit Agreement is amended by adding new Section 8.19 thereto as follows:

      "8.19.   Minimum Quarterly Consolidated EBITDA.  The
   Company shall not permit Consolidated EBITDA for any fiscal quarter during each period set forth below at any time to be less than the amount set forth below opposite such period:

   From October 1, 2002 through March 31, 2003   $ 8,500,000
   From March 31, 2003 and thereafter            $15,000,000

   For purposes of this Section 8.19 only, Consolidated EBITDA shall be calculated without adjustments for the Yorktown Acquisition (and the definition of Consolidated EBITDA is amended, solely for purposes of this Section 8.19, to delete the last sentence thereof)."

   (w)  Amendment (Limitation on Capital Expenditures).  The
Credit Agreement is amended by adding new Section 8.20 thereto as follows:

      "8.20.   Limitation on Capital Expenditures.  The
   Company shall not, and shall not permit any of its Subsidiaries to, make or become contractually obligated to make any Capital Expenditure (other than Margin Payments treated as Capital Expenditures), except for Capital Expenditures (other than Margin Payments treated as Capital Expenditures) in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries during each period set forth below, the amount set forth opposite such period:

   From October 1, 2002 through December 31, 2002   $  6,000,000
   From January 1, 2003 through March 31, 2003      $  6,000,000
   From April 1, 2003 through June 30, 2003         $  8,000,000
   From July 1, 2003 through September 30, 2003     $ 18,000,000
   From October 1, 2003 through December 31, 2003   $ 12,000,000;

   provided, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the quarter for which it is permitted above, may be carried over for expenditures in successive quarters.

   (x)  Amendment to Section 9.01(c) (Specific Defaults).
Section 9.01(c) of the Credit Agreement is amended in its entirety as follows:

      "(c)   Specific Defaults.  The Company (i) fails to
   perform or observe any term, covenant or agreement contained in Section 2.14(c), 7.02(a), 7.02(f), 7.03(a), 7.06, 7.14,
   7.16, 8.12, 8.13, 8.14, 8.15, 8.19 or 8.20; or (ii) fails to perform or observe any term, covenant or agreement contained in Article VIII (which is not specified in the foregoing clause (c)(i)), and such default shall continue unremedied for a period of 15 days after the occurrence thereof; or"

   (y)  Amendment to Section 9.01 (Additional Collateral
Closing). Section 9.01 of the Credit Agreement is further amended by changing the period at the end of existing subsection (p) thereof to a colon, adding the word "or" at the end of subsection
(p), and adding new subsection (q) thereto as follows:

      "(q)   Additional Collateral Closing.  The Additional
   Collateral Closing does not for any reason occur on or prior to the Additional Collateral Closing Deadline or the Company does not perform its covenants and agreements set forth in clause (ii) of the second paragraph of Section 2.14(c) hereof by the TitleReport/Boundary Survey Delivery Deadline."

   (z) Amendment - Schedule 2.02. The Credit Agreement is amended by amending Schedule 2.02 as follows: Schedule 2.02 shall be consist of two parts: Schedule 2.02A and Schedule 2.02B; existing Schedule 2.02 shall be renumbered as Schedule 2.02A and
Schedule 2.02B hereto shall be added to the Credit Agreement as
Schedule 2.02B thereto. The pricing terms set forth in Schedule 2.02A shall be in effect from the Execution Date through and including September 30, 2002 for purposes of determining Applicable Margins, Risk Participation Fees and Commitment Fees; and the pricing terms set forth in Schedule 2.02B shall be in effect at all times on and after October 1, 2002 for purposes of determining Applicable Margins, Risk Participation Fees and Commitment Fees. All references in the Credit Agreement to "Schedule 2.02" are amended to read "Schedule 2.02A or Schedule 2.02B, as applicable."

   (aa) Amendment - Schedule 2.14(c)(iii). The Credit Agreement is amended by adding Schedule 2.14(c)(iii) hereto as Schedule
2.14(c)(iii) thereto.

   (bb) Amendment - Schedule 8.02. The Credit Agreement is further amended by adding Schedule 8.02 hereto as Schedule 8.02 thereto.

   (cc) Amendment - Schedule 8.05. The Credit Agreement is further amended by deleting existing Schedule 8.05 and substituting therefor Schedule 8.05 hereto.

   SECTION 3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and to each Lender that:

   (a) This Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Company and the applicable Loan Parties and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

   (b) The representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to, as if made on and as of the Amendment Effective Date.

   (c) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default (other than the Specified Defaults (as hereinafter defined)) has occurred and is continuing.

   (d) Except as related to the Leay Acres landfill site located in San Juan County, New Mexico, as described in Giant Industries' most recently filed Annual Report on Form 10-Q, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

   (e) No approval, consent, exemption, authorization or other action by, or notice to, or filing (other than filings required under Section 2.14(c) of the Agreement as amended hereby) with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Amendment or the performance by the Company or any Loan Party of its obligations hereunder. This Amendment has been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Company's or any Loan Party's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company or any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Loan Party is subject; or (c) violate any Requirement of Law.

   SECTION 4. Specified Defaults; Limited Forbearance; Waiver upon Satisfaction of Conditions; Payment of Default Interest.

   (a) The Company acknowledges that (i) it is or may be in default of its obligations under Section 8.12 of the Credit Agreement regarding Minimum Consolidated Tangible Net Worth for the fiscal quarter ended September 30, 2002, and from September 30, 2002 up to and including the Amendment Effective Date, and (ii) it is in default of its obligations under Section 8.14 of the Credit
Agreement regarding Total Leverage Ratio for the fiscal quarter ended September 30, 2002 (the "Specified Defaults").

   (b) Unless the written waiver as provided in subsection (c) below has been delivered to the Company by the Administrative Agent, neither the Administrative Agent, the Issuing Bank nor any Lender shall be deemed to have waived the Specified Defaults or its or their right to decline Requests for Borrowing, Notices of Conversion/Continuation, or L/C Applications or L/C Amendment Applications, as a result of entering into this Amendment.
Subject to the foregoing, the Administrative Agent, the Issuing Bank and the Lenders agree to forbear from exercising its or their rights and remedies (excluding, however, the right to give a Control Notice, such right being expressly reserved by the Administrative Agent, the Issuing Bank and the Lenders) arising as a result of the occurrence of the Specified Defaults for (but solely for) the period (the "Forbearance Period") commencing on the Amendment Effective Date and ending on the earlier to occur of: (i) 5:00 p.m. (Houston time) on October 30, 2002 or such later date as may be agreed by the Majority Lenders, (ii) the occurrence of any Default or Event of Default other than the Specified Defaults, (iii) the occurrence of a Material Adverse Effect, (iv) one or more holders of the Yorktown Term Loan states that it will not amend the Yorktown Term Loan Documents to contain representations, warranties, covenants and conditions no more restrictive than those contained in the Agreement, as amended or proposed to be amended by this Amendment, with the result that such amendment of the Yorktown Term Loan Documents fails to receive approval of the requisite holders of the Yorktown Term Loan to effect such amendment, or (v) any holder of the Yorktown Term Loan accelerates maturity of the Yorktown Term Loan, or takes any other action to enforce its or their rights and remedies under the Yorktown Term Loan Documents. Such agreement to forbear shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the end of the Forbearance Period. The Administrative Agent, the Issuing Bank and the Lenders expressly reserve their rights, at any time after the Forbearance Period, to proceed to enforce any or all of their rights and remedies under or in respect of the Credit Agreement or the Loan Documents and applicable law which are available as a result of the occurrence of the Specified Defaults. This agreement to forbear shall apply only to the Specified Defaults; no forbearance with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is agreed to hereby.
This agreement to forbear is not a commitment by the Administrative Agent, the Issuing Bank or any Lender to honor any Requests for Borrowing, Notices of Conversion/Continuation, or L/C Applications or L/C Amendment Applications during the Forbearance Period, it being expressly acknowledged by the Company that neither the Issuing Bank nor any Lender is under any obligation to do so. Any Loans which the Lenders choose to make, any continuations or conversions of Interest Rate Types or Interest Periods, and any Letters of Credit which Issuing Bank chooses to issue, renew or extend, during the Forbearance Period are being made, issued, continued, converted, renewed or extended without waiver and without prejudice to the rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders under the Credit Agreement and the Loan Documents.

   (c) If all of the conditions set forth in Section 5(b) of this Amendment have been satisfied prior to the expiration of the Forbearance Period, as determined by the Administrative Agent in its sole discretion, the Lenders shall waive (i) the Specified Default resulting from non-compliance by the Company with Section
8.12 of the Credit Agreement regarding Minimum Consolidated Tangible Net Worth during the fiscal quarter ended September 30, 2002 and the period from September 30, 2002 up to and including the Amendment Effective Date only, and (ii) the Specified Default resulting from non-compliance by the Company with Section 8.14 of the Credit Agreement regarding Total Leverage Ratio for the fiscal quarter ended September 30, 2002. Such waiver shall apply only to the Specified Defaults for the periods set forth herein. The Lenders hereby authorize the Administrative Agent to deliver the waiver pursuant this Section 3(b) on their behalf without further action or consent by such Lenders. No waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is agreed to thereby.

   (d) The Company agrees to pay interest on the principal amount of all outstanding Revolving Loans at the rate set forth in
Section 2.08(b)(iii) of the Credit Agreement from and after September 30, 2002 through and including the date on which all of the conditions precedent set forth in Section 5(b) of this First Amendment are satisfied in full. If all of the conditions precedent set forth in Section 5(b) of this First Amendment are satisfied in full prior to expiration of the Forbearance Period, then interest on Revolving Loans shall accrue from and after such date at the applicable rate with respect to such Revolving Loans set forth in Section 2.08(b)(i) of the Credit Agreement. The Administrative Agent, the Issuing Bank and the Lenders expressly reserve all rights with respect to interest after an Event of Default in the event all of the conditions precedent set forth in
Section 5(b) of this First Amendment are not satisfied in full prior to expiration of the Forbearance Period.

   SECTION 5.  (a)   Conditions of Effectiveness.  The amendments
to the Credit Agreement set forth in Section 1 of this First
Amendment shall be effective upon satisfaction of the following conditions precedent:

      (i) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Loan Parties, the Administrative Agent, and the
   Majority Lenders.

     (ii) Amendment Fee. The Company shall have paid the amendment fee described in Section 6 of this First Amendment, and all accrued, unpaid fees, costs and expenses owed pursuant to this First Amendment, the Credit Agreement or any other agreement related thereto, to the extent then due and payable, together with Attorney Costs of the Administrative Agent to the extent then invoiced prior to or on the closing date of this Amendment.

   (b) Conditions to Effectiveness of Other Amendments. Notwithstanding any other provision of this First Amendment, the amendments to the Credit Agreement set forth in Section 2 of this First Amendment shall not be effective until satisfaction of the conditions precedent set forth in Section 5(a) of this First Amendment and satisfaction of the following additional conditions precedent not later than expiration of the Forbearance Period or such later date as may be agree by the Majority Lenders:

      (i) No Default under, and Amendment of, Yorktown Term Loan. Evidence satisfactory to the Administrative Agent that
   (i) the Yorktown Term Loan Documents have been amended to contain representations, warranties, covenants and conditions no more restrictive than those contained in the Agreement, as amended by this Amendment; and shall not be in conflict with the Agreement, as amended by this Amendment; and (ii) no default or event of default shall exist under the Yorktown Term Loan or Yorktown Term Loan Documents.

      (ii) Resolutions. (i) Resolutions of the board of directors of the Company authorizing the execution and delivery of this Amendment, certified by the Secretary or an Assistant Secretary of the Company; (ii) if not previously delivered to the Administrative Agent, a certificate of the Secretary or Assistant Secretary of the Company/applicable Guarantor certifying the names and true signatures of the officers of the Company and the Guarantors authorized to execute and deliver this Amendment.

      (iii) Opinions. The Administrative Agent shall have received opinions of counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent and its counsel.

      (iv) No Material Adverse Effect. Except as disclosed in writing to the Administrative Agent and the Lenders prior to the Amendment Effective Date, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

      (v) No Default. As of such effective date, at the time of and after giving effect to the waiver pursuant to this Amendment, no Default or Event of Default has occurred and is continuing.

      (vi) Payment of Fees. The Company shall have paid all accrued, unpaid fees, costs and expenses owed pursuant to this Amendment, the Credit Agreement or any other agreement between the Company and the Administrative Agent or any Lender, to the extent then due and payable, together with Attorney Costs of the Administrative Agent to the extent then invoiced prior to or on the closing date of this Amendment.

      (vii) Other. The Administrative Agent shall have received such other approvals, opinions and documents as the Administrative Agent deems appropriate.

Upon satisfaction of the foregoing conditions precedent set forth in this Section 5(b), the Administrative Agent shall notify the Company and the Lenders in writing, and the date set forth in such notice shall be the effective date of the amendments to the Credit Agreement set forth in Section 2 of this First Amendment.

   SECTION 6. Amendment Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender which timely executes a counterpart of this Amendment, in accordance with its Pro Rata Share, an amendment fee equal to 0.25% of the total Commitments. Such amendment fee shall be due and payable in full on the date of execution of this Amendment by the Company and such Lender, shall be fully earned when due and payable, and shall be in addition to any other fee, cost or expense payable pursuant to the Credit Agreement.

   SECTION 7. Costs, Expenses and Taxes. The Company agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, the Issuing Bank and the Lenders in connection with the preparation, execution and delivery of this Amendment and the mortgages, assignments, security agreements, financing statements and other documents and instruments contemplated hereby. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other documents and instruments to be executed and delivered hereunder, and agrees to save the Administrative Agent, the Issuing Bank and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

   SECTION 8. Effect of Amendment. This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Issuing Bank or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument. The Company and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Company and the Loan Parties, remain in full force and effect, are unimpaired by this Amendment, and are hereby ratified and confirmed as security for payment of the Obligation.

   SECTION 9. RELEASE. EACH OF THE COMPANY AND THE LOAN PARTIES, AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE "RELEASORS") HEREBY RELEASES AND FOREVER DISCHARGES EACH OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER, AND EACH OF THEIR RESPECTIVE SHAREHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, PREDECESSORS, SUCCESSORS AND ASSIGNS, BOTH PRESENT AND FORMER (COLLECTIVELY, TOGETHER WITH THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS, THE "LENDER AFFILIATES"), OF AND FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, DEBTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXECUTIONS, CLAIMS AND DEMANDS WHATSOEVER, ASSERTED OR UNASSERTED, AT LAW OR IN EQUITY, AGAINST ANY OF THE LENDER AFFILIATES WHICH ANY RELEASOR EVER HAD OR NOW HAS ON THE DATE HEREOF UPON OR BY REASON OF ANY MANNER, CAUSE, CAUSES OR THING WHATSOEVER, WHETHER PRESENTLY EXISTING, SUSPECTED OR UNSUSPECTED, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, DIRECT OR INDIRECT, CONTEMPLATED OR ANTICIPATED, ARISING OUT OF OR IN CONNECTION WITH THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS.

   SECTION 10. Authorization to Administrative Agent. By execution of a counterpart of this Amendment, each of the Lenders does hereby authorize the Administrative Agent to execute and deliver with respect to the Additional Collateral an intercreditor agreement in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

   SECTION 11. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


               [SIGNATURES BEGIN ON NEXT PAGE]

   THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

   THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                        GIANT INDUSTRIES, INC.


                        By: /S/ GARY R. DALKE
                           ----------------------
                           Name:   Gary Dalke
                           Title:  C.A.O.


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    AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                         BANK OF AMERICA, N.A., as
                         Administrative Agent, as Letter of
                         Credit Issuing Bank and as a Lender



                         By: /s/ CLAIRE LIU
                            --------------------------------
                            Claire M. Liu
                            Managing Director


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    AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                        BANK OF SCOTLAND



                        By: /S/ JOSEPH FRATUS
                           ---------------------------
                           Name:  Joseph Fratus
                           Title: First Vice President



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
                           BNP PARIBAS



                           By: /S/ MARK A. COX
                              --------------------------
                              Name:  Mark A. Cox
                              Title: Director


                           By: /S/ GREG SMOTHERS
                              --------------------------
                              Name:  Greg Smothers
                              Title: Vice President



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    AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                      COMERICA BANK-CALIFORNIA



                      By: /S/ PETER F. FITZPATRICK
                         ----------------------------
                         Name:  Peter F. Fitzpatrick
                         Title: Vice President



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    AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                       FLEET NATIONAL BANK



                       By: /S/ CHRISTOPHER C. HOLMGREN
                          ------------------------------
                          Name:  Christopher C. Holmgren
                          Title: Managing Director



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    AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                       HIBERNIA NATIONAL BANK



                       By: /S/ NANCY G. MORAGAS
                          ---------------------------
                          Name:  Nancy G. Moragas
                          Title: Vice President



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
                       RZB FINANCE LLC



                       By: /S/ P. GEFFERS
                          ----------------------------
                          Name:   Pearl Geffers
                          Title:  First Vice President


                       By: /S/ JOHN A. VALISKA
                          ----------------------------
                          Name:   John A. Valiska
                          Title:  Group Vice President



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
                    WELLS FARGO BANK, N.A.



                    By: /S/ ART KRASNY
                       ----------------------------
                       Name:   Art Krasny
                       Title:  Relationship Manager

  THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. FIRST
    AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  RATIFICATION AND AGREEMENT

     Each of the undersigned Loan Parties hereby consents to and accepts the terms and conditions of the foregoing Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, including without limitation the Release of the Lender Affiliates provided for in Section 9 thereof, and ratifies and confirms that each of the Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to the foregoing Amendment.

                  GIANT INDUSTRIES ARIZONA, INC.,
                  GIANT FOUR CORNERS, INC.,
                  DEGUELLE OIL COMPANY,
                  GIANT MID-CONTINENT, INC.,
                  GIANT STOP-N-GO OF NEW MEXICO, INC.,
                  SAN JUAN REFINING COMPANY,
                  CINIZA PRODUCTION COMPANY,
                  PHOENIX FUEL CO., INC.,
                  GIANT PIPELINE COMPANY, and
                  GIANT YORKTOWN, INC.
                  as Loan Parties


                  By: /S/ GARY R. DALKE
                     ------------------------------
                     Name:  Gary R. Dalke
                     in each case, as Controller

                             SCHEDULE 2.02B

                             PRICING CHART

                    (Expressed in percent per annum)

                                               Letter of
                                     Base     Credit Risk
               Total            LIBOR   Rate    Participation   Commitment
Level       Leverage Ratio       Margin   Margin         Fee             Fee

I         Less than or equal
               to 2.50            3.25%    2.25%        3.25%           0.50%

II        Greater than 2.50,      3.50%    2.50%        3.50%           0.50%
           but less than or
            equal to 3.50

III       Greater than 3.50       3.75%    2.75%        3.75%           0.50%

Each adjustment of the Applicable Margins, the Risk Participation Fee and the Commitment Fee shall be made by the Administrative Agent and shall be effective as of the earlier of (a) the date upon which the Company delivers a Compliance Certificate to the Administrative Agent pursuant to Section 7.02(b) reflecting a changed pricing level (accompanied and supported by the financial statements with respect to which such Compliance Certificate is required to be delivered) and (b) the date upon which the Company is required by Section 7.02(b) to deliver such Compliance Certificate; provided, however, that, if a Compliance Certificate is not delivered by the date required in Section 7.02(b), then, subject to the other provisions of this Agreement, commencing on the date such Compliance Certificate was required until such Compliance Certificate is delivered, the Applicable Margins, the Risk Participation Fee and the Commitment Fee shall be those indicated for Level III, and from and after the date such Compliance Certificate is thereafter received, the Applicable Margins, the Risk Participation Fee and the Commitment Fee shall be as determined from such Compliance Certificate.

Notwithstanding any provision of the foregoing to the contrary, the Applicable Margins, the Risk Participation Fee and the Commitment Fee shall be those indicated for Level III for the period commencing on the Amendment Effective Date and continuing through the date upon which the Company delivers a Compliance Certificate to the Administrative Agent pursuant to Section
7.02(b) reflecting a changed pricing level (accompanied and supported by the financial statements with respect to which such Compliance Certificate is required to be delivered), but in any event not earlier than the date upon which the Company delivers the Compliance Certificate for the fiscal quarter ended September 30, 2002.

                       SCHEDULE 2.14(c)(iii)

              SERVICE STATIONS AND CONVENIENCE STORES

                     [See the following pages]

                                                    SCHEDULE 2.14(c)(iii)
                                                   Retail Store Directory

                                         Intersection                                                   Store  Bldg.       NBV
Store# Title  Mailing/Physical Address      Vicinity   City        ST  Zip   County     Brand           Size   Type      08/31/02
3101    Fee   517 W. Broadway                          Farmington  NM  87401 San Juan   Conoco/Mustang  515    C-Store      371,138
3103    Fee   PO Box 295; 4151 US Hwy. 64              Kirtland    NM  87417 San Juan   Giant           2400   C-Store      912,707
6002    Fee   2654 E. Hwy 66                           Gallup      NM  87301 McKinley   Conoco/Giant    1800   U/Canopy     652,265
6004    Fee   531 E. Broadway                          Farmington  NM  87401 San Juan   Giant           1800   C-Store      453,762
6005    Fee   6100 San Mateo NE                        Albuquerque NM  87109 Bernalillo Conoco/Giant    3324   C-Store      494,899
6011    Fee   201 Rio Bravo SW                         Albuquerque NM  87105 Bernalillo Giant           4028   C-Store    1,350,736
6014    Fee   3341 E. Main St.                         Farmington  NM  87401 San Juan   Giant           1400   U/Canopy     583,592
6015    Fee   3603 Hwy 528                             Albuquerque NM  87114 Bernalillo Conoco/Giant    1320   C-StoreU/C   778,750
6020    Fee   201 Coors Rd. NW                         Albuquerque NM  87105 Bernalillo Giant           2048   C-Store      801,256
6023    Fee   3730 Cerrillos Rd.                       Santa Fe    NM  87505 Santa Fe   Giant                             1,486,561
6024    Fee   4720 Tramway NE                          Albuquerque NM  87111 Bernalillo Conoco          1838   C-StoreU/C   827,096
6025    Fee   2930 Coors Rd. NW                        Albuquerque NM  87120 Bernalillo Conoco/Giant    1600   C-StoreU/C   893,396
6026    Fee   1897 Coors Rd. SW                        Albuquerque NM  87105 Bernalillo Conoco/Giant    2178   C-Store      708,229
6027    Fee   6104 Academy NE                          Albuquerque NM  87109 Bernalillo Conoco/Giant    2178   C-Store      999,972
6033    Fee   3524 Hwy 47                              Los Lunas   NM  87031 Valencia   Conoco/Giant    3700   C-Store      642,238
6034    Fee   135 Candelaria Rd. NW                    Albuquerque NM  87107 Bernalillo Conoco/Giant    2178   C-Store      667,520
6035    Fee   10400 Central SE                         Albuquerque NM  87123 Bernalillo Conoco/Giant    2178   C-Store      757,680
6036    Fee   224 Hwy 44                               Bernalillo  NM  87004 Sandoval   Conoco/Giant    2633   C-Store      771,036
6037    Fee   1050 Hwy 528                             Rio Rancho  NM  87124 Sandoval   Conoco/Giant    3250   C-Store    1,007,143
6038    Fee   6242 4th St. NW                          Rancho de
                                                       Albuquerque NM  87107 Bernalillo Conoco/Giant    2178   C-Store      783,835
6041    Fee   9690 Golf Course Rd. NW                  Albuquerque NM  87114 Bernalillo Conoco/Giant    3203   C-Store      853,220
6043    Fee   233 Main St. SE                          Los Lunas   NM  87031 Valencia   Conoco/Giant    2720   C-Store      661,933
6044    Fee   122 Aztec Blvd.                          Aztec       NM  87410 San Juan   Express/Giant   9.5    U/Canopy     612,455
6046    Fee   2691 Sawmill Rd.                         Santa Fe    NM  87505 Santa Fe   Giant           4325   C-Store    1,362,500
6047    Fee   220 Bloomfield Blvd.                     Bloomfield  NM  87413 San Juan   Shamrock                            421,157
6048    Fee   PO Box 116; 6385 Hwy. 44                 Cuba        NM  87013 Sandoval   Mustang         820    C-Store      322,946
6049    Fee   862 E. Main                              Farmington  NM  87401 San Juan   Mustang         765    C-Store      490,388
7118    Fee   17401 US 550                             Aztec       NM  87410 San Juan   Mustang         1504   C-Store      738,035
7168    Fee   118 Hwy. 44 West                         Bernalillo  NM  87004 Sandoval   Mustang         2100   C-StoreU/C    90,713
7183    Fee   902 N. Riverside Dr.                     Espanola    NM  87532 Rio Arriba Mustang         1430   C-StoreU/C   252,031
7197    Fee   321 Main Ave.                            Aztec       NM  87410 San Juan   Mustang         1104   C-Store      414,878
7200    Fee   PO Box 741; 6475 Main                    Cuba        NM  87013 Sandoval   Conoco/Mustang  3300   C-Store      721,956
7204    Fee   HCR 4, Box 20; Hwy. 666                  Gallup      NM  87301 McKinley   Mustang         6450   C-Store    1,695,049
7210    Fee   204 S. Bloomfield Blvd.                  Bloomfield  NM  87413 San Juan   Mustang         3990   C-Store    1,162,472
7211    Fee   2700 W. Main                             Farmington  NM  87401 San Juan   Mustang         2950   C-Store    1,282,241
7214    Fee   602 W. Broadway                          Bloomfield  NM  87413 San Juan   Mustang         1932   C-Store      235,167
7218    Fee   5702 Hwy. 64                             Farmington  NM  87401 San Juan   Conoco/Mustang  2650   C-Store      744,228
7227    Fee   416 N. Main                              Aztec       NM  87410 San Juan   Mustang         4355   C-Store      728,291
7239    Fee   State Rte 4, Box 3000                    Bloomfield  NM  87413 San Juan   Mustang         1830   C-Store      316,444
7240    Fee   3001 Bloomfield Hwy.                     Farmington  NM  87401 San Juan   Mustang         2650   C-Store      289,141
7257    Fee   PO Box 609; Hwy. 371                     Thoreau     NM  87323 McKinley   Mustang         11025  C-Store      582,958
7270    Fee   3215 Hwy. 64                             Waterflow   NM  87421 San Juan   Mustang                           1,506,040
7278    Fee   Box 28; 5th & Joseph                     Estancia    NM  87016 Torrance   Mustang         2180   C-Store      428,981
7283    Fee   1224 S. Main St.                         Belen       NM  87002 Valencia   Mustang         730    C-Store      241,875
7292    Fee   PO Box 15186; 1020                       Farmington  NM  87401 San Juan   Mustang         3690   C-Store      788,810
7293    Fee   401 W. Hwy.                              Bernalillo  NM  87004 Sandoval   Conoco/Giant    870    C-Store    1,325,742
7294    Fee   Rte 3 Box 151; Hwy. 285                  Espanola    NM  87532 Santa Fe   Mustang         1176   C-Store      120,597
7295    Fee   PO Box 3047; 610 W Hwy 66                Milan       NM  87021 Cibola    Mustang          432    U/Canopy      66,799
7297    Fee   PO Box 1858; 5180 Hwy. 68                Rancho
                                                       de Taos     NM  87557 Taos      Mustang          1525   C-Store      547,452
7310    Fee   PO Box  1443                             Waterflow   NM  87421 San Juan  Mustang          2996   C-Store    1,266,669
7408    Fee   3340 E. Hwy. 66                          Gallup      NM  87301 McKinley  Mustang          1377   C-Store      362,357
7409    Fee   3302 W. Hwy. 66                          Gallup      NM  87301 McKinley  Conoco/Mustang   1537   C-Store      432,818
7445    Fee   1312 Bridge SW                           Albuquerque NM  87105 Bernalillo Gasman                 Kiosk        104,991
7549    Fee   650 Bosque Farms Blvd.                   BosqueFarms NM  87068 Valencia  Conoco/Giant                         759,955
7554    Fee   822 Camino Sierra Vista                  Santa Fe    NM  87501 Santa Fe  Mustang                 Kiosk        286,675
7556    Fee   1500 San Juan Blvd.                      Farmington  NM  87401 San Juan  Mustang          700                 119,454
7557    Fee   800 E. Coal                              Gallup      NM  87301 McKinley  Mustang          1720                 16,060
Total                                                                                                                    38,297,289

                      SCHEDULE 8.02

                     SCHEDULED ASSETS


Store     Address                          City           State

6906      945 N. Arizona Ave.             Chandler        AZ
6911      1807 10th Street                Douglas         AZ
6801      344 S. Power Rd.                Mesa            AZ
6915      6807 E. Baseline Rd.            Mesa            AZ
6918      2743 S. Alma School Rd.         Mesa            AZ
6908      300 Hwy. 70                     Safford         AZ
6902      2946 W. Hwy. 70                 Thatcher        AZ
6921      7366 N. Oracle Road             Tucson          AZ
6922      2100 W. Ruthrauff Rd.           Tucson          AZ
6923      1530 W. St. Mary's Road         Tucson          AZ
6924      761 W. Ajo                      Tucson          AZ
6925      1202 W. Ajo                     Tucson          AZ
6929      9491 E. 22nd St.                Tucson          AZ
6931      3780 W. Magee Rd.               Tucson          AZ
6900      201 N. Haskell                  Wilcox          AZ
6917      3559 E. University              Mesa            AZ
6904      7630 E. McDowell Rd.            Scottsdale      AZ
6909      3301 N. Hayden Rd.              Scottsdale      AZ
6916      1951 E. Baseline                Gilbert         AZ
6910      7450 W. Thomas Rd.              Phoenix         AZ
7553      2504 Broadway SE                Albuquerque     NM
6907      1405 E. Ash                     Globe           AZ
6903      2120 Hwy. 60/70                 Miami           AZ
6927      4479 W. Ina Rd.                 Tucson          AZ
7442      3501 Isleta Blvd., SW           Albuquerque     NM
7291      Hwy. 371                        Thoreau         NM
7111      20329 Hwy 160 West              Durango         CO
7219      138 W. Main, Hwy. 60            Springerville   AZ
6829      4740 E. Dynamite Blvd.          Cave Creek      AZ
6001      7035 North 35th Avenue          Phoenix         AZ
6802      1143 North Ellsworth Road       Mesa            AZ
6811      7810 North Silverbell Road      Marana          AZ
6812      10505 North Oracle Road         Oro Valley      AZ
6813      12885 North Oracle Road         Oro Valley      AZ
6901      825 Monroe                      Buckeye         AZ
6912      5103 West Peoria                Glendale        AZ
6919      4180 West Ina Road              Tucson          AZ
6926      6500 South 12th Avenue          Tucson          AZ
6930      2750 South Kolb Road            Tucson          AZ
6051      4335 Highway 64                 Kirtland        NM
6928      6608 E. Main                    Mesa            AZ
7150      2401 Main Ave.                  Durango         CO
7559      435 Bosque Farms Blvd.          Bosque Farms    NM
7185      510 N. 666                      Gallup          NM
933       Greenfield @ Warner             Gilbert         AZ
803       I-10 @ Palo Verde - Raw Land    Phoenix         AZ
31-X      Southern - Raw Land             Albuquerque     NM
19        Tanque Verde@Houghton-Raw Land  Tucson          AZ
806/22    22nd Street & Prudence-Raw Land Tucson          AZ
841       Elmore Property - Hwy 160 East  Durango         CO
27-X      6104 Academy NE                 Albuquerque     NM
800       Behind #48, NM SR 147           Cuba            NM
T.C.X.    Jamestown Excess Property       Gallup          NM
6052      Hwy 66                          Milan           NM
          Travel Center                   Jamestown       NM
          Kingman - Raw Land
          Safford - Raw Land
          91st and Bell - Raw land
          Headquarters                    Scottsdale      AZ
          Jomax - Raw Land                Scottsdale      AZ
          Tamarron Condos                 Durango         CO

                            SCHEDULE 8.05

                 CERTAIN PERMITTED INDEBTEDNESS

1.  The Company and Giant Arizona:

    DESCRIPTION                    BALANCE

    Miscellaneous               $  500,000 (estimate)

    TOTAL                       $  500,000
                                ==========
2.  Phoenix:

    DESCRIPTION                           BALANCE

    David G. & Judith G. Scott         $   63,740.77

    Chrysler Credit Corporation        $    6,869.29
    Capital Lease

    Naumann Hobbs                      $    8,225.82
    Capital Lease                      -------------
                                       $   78,835.88
                                       =============

3. Obligations of Giant Four Corners, Inc. under the Master Lease and Option Agreement executed pursuant to, and in the form attached as Exhibit B to, the Definitive Agreement dated April 18, 1997 by and between Giant Four Corners, Inc. as "Buyer" and Thriftway Marketing Corp. and Clayton Investment Company, collectively as "Seller", and the Associated Purchase and Sale Agreements to such Definitive Agreement, not to exceed $6,702,831.72 in the aggregate, such obligations to be guaranteed by Giant Arizona.

4. The Company is Issuer of, and the Subsidiaries that are Guarantors hereunder are Guarantors of, the $150,000,000 9%
    Senior Subordinated Notes Due 2007, pursuant to the Indenture dated as of August 26,1997.

5. The Company is Issuer of, and the Subsidiaries that are Guarantors hereunder are Guarantors of, the $200,000,000 11%
    Senior Subordinated Notes Due 2012, pursuant to Indenture dated as of May 14, 2002.

6.  Surety Bonds up to a maximum of $15,000,000. (See attached
    Listing)

Date    Type of Bond                                            Number          Limit
1-1     Nevada License - Special Fuel Supplier                  400SP7743      $383,600
1-1     Nevada Excise Tax - Fuel Tax                            400SP7744      $502,900
1-1     Aviation, Liquid use and Motor Vehicle Fuel Bond        SK1590         $100,000
1-1     Aviation, Liquid use and Motor Vehicle Fuel Bond - PF   SK1591         $100,000
1-8     Nevada - Motor Fuel Bond                                400SP7745      $1,000
1-12    Reservation Business Bond #756                          SK1576         $10,000
1-12    Performance Bond #756                                   SK1577         $8,400
1-12    Reservation Business Bond #7233                         SK1578         $10,000
1-12    Reservation Business Bond #7251                         SK1579         $10,000
1-12    Reservation Business Bond #7252                         SK1580         $10,000
1-12    Reservation Business Bond #7255                         SK1586         $10,000
1-12    Reservation Business Bond #7263                         SK1587         $10,000
1-12    Reservation Business Bond #7266                         SK1588         $10,000
1-12    Reservation Business Bond #7267                         SK1589         $10,000
1-25    Contract Postal Unit Bond #3106                         SK1582         $4,000
1-26    Reservation Business Bond #3106                         SK1584         $10,000
1-26    Reservation Business Bond #3107                         400KA2115      $10,000
1-26    Reservation Business Bond #3108                         SK1583         $10,000
1-26    Reservation Business Bond #3105                         SK1585         $10,000
1-30    Reservation Bond #7225                                  KA2110         $10,000
1-30    Performance Bond #7225                                  KA2111         $10,000
1-30    Reservation Bond #3603                                  KA2112         $10,000
1-30    Performance Bond #3603                                  KA2113         $10,000
2-1     Performance Bond #3105                                  400KA2116      $16,500
2-1     Performance Bond #3106                                  400KA2117      $15,000
2-3     Performance Bond #7233                                  SK1575         $10,000
2-3     Performance Bond #7252                                  SK1595         $10,000
2-3     Performance Bond #7251                                  SK1596         $10,000
2-3     Performance Bond #7255                                  SK1597         $10,000
2-3     Performance Bond #7266                                  SK1598         $10,000
2-3     Performance Bond #7263                                  400KA2121      $10,000
2-3     Performance Bond #7267                                  400KA2122      $24,000
2-7     Fuel Distributor's License Bond                         SK1581         $600,000
2-7     Fuel Distributor's License Bond                         400KA2120      $1,000
2-10    Performance Bond #3107                                  400KA2118      $17,000
2-10    Performance Bond #3108                                  400KA2119      $19,500
2-28    Performance Bond #245                                   SK1592         $10,000
2-28    Performance Bond #254                                   SK1593         $10,000
2-28    Reservation Business Bond #7202                         SK1599         $10,000
2-28    Reservation Business Bond #7245                         SK1600         $10,000
2-28    Reservation Business Bond #7254                         SK1601         $10,000
2-28    Performance Bond #7202                                  SK1602         $10,000
3-3     Fuel Distributor's License Bond - PF                    SK1594         $5,000
3-8     Performance Bond, City of Chandler - PF                 SK1604         $5,000
3-16    Contract Postal Unit Bond #266                          SK1605         $3,000
3-16    Contract Postal Unit Bond #263                          SK1606         $2,500
3-17    Petroleum Weights and Measures                          SK1608         $1,000
3-28    US Dept. of Treasury Fuel Bond - PF                     SK1607         $200,000
4-10    Continuous Customs Bond - Yorktown                      I01127         $100,000
4-19    Foreign Trade Zone Bond - Yorktown                      I01128         $260,000
5-10    Virginia Natural Gas - Yorktown                         ST1623         $90,000
5-12    Wildlife Bond #7229                                     SK1611         $75,000
5-14    Fuel Tax Bond - Yorktown                                SK1603         $2,000,000
5-27    Purchase Livestock Bond #7265                           SK1614         $10,000
5-30    Performance Bond #7253                                  SK1613         $10,000
5-30    Dealers & Packers Bond #7265                            SK1612         $10,000
5-31    Motor Fuel Dealers/User/Seller - Yorktown               SK1624         $210,000
        Beginning Date 4-1
6-3     SRP Utility Bond                                        ST1624         $29,345
6-11    Utah-Motor Fuel Tax Bond                                SK1621         $35,000
6-16    Fish & Wildlife Bond                                    SK1619         $2,500
6-24    Tucson Electric Power Co.                               SK1616         $47,000
7-1     Utah, Fuel Tax Bond                                     SK1622         $35,000
7-10    New Mexico Weighmaster Bond                             SK1618         $1,000
7-10    Reservation Business Bond #7253                         SK1620         $10,000
7-19    City of Phoenix Surety Bond                             SK1615         $1,000
7-31    City of Mesa, Performance Bond - PF                                    $100,000
8-1     Motor Fuels Tax Bond - Yorktown                         ST1637         $2,000,000
8-9     Performance Bond #6812                                                 $5,210
8-9     Landscaping Performance Bond #6812                                     $30,552
8-9     Performance Bond #6802                                                 $16,600
8-13    Fish & Wildlife Bond #5109                              ST1627         $2,500
8-13    Fish & Wildlife Bond #7601                              ST1630         $2,500
8-13    Fish & Wildlife Bond #7266                              ST1628         $2,500
8-13    Fish & Wildlife Bond #3108                              ST1625         $2,500
8-13    Fish & Wildlife Bond #7204                              ST1626         $2,500
8-13    Fish & Wildlife Bond #7251                              ST1629         $2,500
8-27    Contract Postal Unit Bond - T.C.                        ST1613         $11,000
9-4     New Mexico Alcohol Server Training Bond                 ST1634         $5,000
9-26    Texas Gasoline/Diesel Fuel Bond - PF                    ST1631         $490,000
9-26    City of Mesa/Unified School Dist. Fuel Bond - PF                       $100,000
9-26    Texas Gasoline/Diesel Fuel Bond - PF                    ST1632         $330,000
9-27    New Mexico Damage Bond for Right of Way                 ST1633         $2,500
10-3    One-Well Plugging Bond- New Mexico                                     $30,000
10-17   Gasoline/Diesel Fuel Excess Tax - Oklahoma                             $100,000
11-15   Administrative Appeal Bond                                             $93,889.23
11-21   Surety Bond for Waste Mgt. - New Mexico                                $25,000
12-2    Navajo Reservation Business Bond #7601                                 $10,000
12-2    Navajo Reservation Business Bond #7249                                 $10,000
12-2    Navajo Reservation Business Bond #7269                                 $10,000
12-31   Landscaping Bond - Oro Valley                                          $27,516
12-31   Restoration Bond - Oro Valley                                          $55,238
12-31   Newmont Realty Bond - Guarantee Lease Agreement         400KA2114      $10,000

Total                                                                          $8,692,750.23